UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2026

KPET Ultra Paceline Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43216	98-1888520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5109 S. Broadband Lane
Sioux Falls, SD	57108
(Address of principal executive offices)	(Zip Code)

605-308-0233

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-sixth of one warrant	KPET.U	New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	KPET	New York Stock Exchange
Warrants, exercisable for one Class A ordinary share at an exercise price of $11.50 per share	KPET.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 30, 2026, the registration statement on Form S-1, as amended (File No. 333-294067) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of KPET Ultra Paceline Corporation, a Cayman Islands exempted company (the “Company”) was declared effective by the U.S. Securities and Exchange Commission (the “SEC”). On April 1, 2026, the Company consummated its IPO of 20,000,000 units (the “Units”). Each Unit was sold at an offering price of $10.00 and consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-sixth of one warrant of the Company (each such whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one Class A Ordinary Share at a price of $11.50 per share.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	The Underwriting Agreement, dated March 30, 2026, between the Company and Deutsche Bank Securities Inc.

●	A Private Warrant Agreement, dated March 30, 2026, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

●	A Public Warrant Agreement, dated March 30, 2026, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

●	A Letter Agreement, dated March 30, 2026 (the “Letter Agreement”), among the Company, its officers and directors, KPET Ultra Paceline LLC (the “Sponsor”) and KPET Ultra Paceline Unit Holdings, LLC (the “Unit Holder Sponsor”).

●	An Investment Management Trust Agreement, dated March 30, 2026, between the Company and Continental Stock Transfer & Trust Company, as trustee.

●	A Registration Rights Agreement, dated March 30, 2026, among the Company, the Sponsor, the Unit Holder Sponsor and certain other security holders named therein (the “Registration Rights Agreement”).

●	An Administrative Support Agreement, dated March 30, 2026, between the Company and Unit Holder Sponsor.

●	A Private Placement Units Purchase Agreement, dated March 30, 2026 (the “Purchase Agreement”), among the Company, the Unit Holder Sponsor and the other purchasers named therein.

●	indemnity agreements, dated March 30, 2026, among the Company and each of its officers and directors.

Each of the foregoing agreements is incorporated by reference herein and attached hereto as Exhibits 1.1, 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

On April 1, 2026, simultaneously with the closing of the IPO and pursuant to the Purchase Agreement, the Company completed the private sale of 235,000 units (the “Private Placement Units”) at a purchase price of $10.00 per Private Placement Unit to Unit Holder Sponsor, generating gross proceeds to the Company of $2,350,000. The Private Placement Units are identical to the Units sold in the IPO, except as otherwise disclosed in the Registration Statement. Pursuant to the Letter Agreement, the parties agreed not to transfer, assign or sell any Private Placement Units (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2026, Kneeland Youngblood, Kathleen Philips and James McKee were appointed as members of the Board of Directors of the Company (the “Board”). The Board has determined that Mr. Youngblood, Ms. Philips and Mr. McKee are “independent directors” as defined in the New York Stock Exchange listing standards and applicable SEC rules. Mr. Youngblood, Ms. Philips and Mr. McKee will serve on the audit committee of the Board (the “Audit Committee”), with Ms. Philips serving as chair of the Audit Committee. Mr. Youngblood, Ms. Philips and Mr. McKee will serve on the compensation committee, with Mr. Youngblood serving as chair of the compensation committee.

Each of Mr. Youngblood, Ms. Philips and Mr. McKee purchased 40,000 of the Company’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), from the Company at their original issue price. Concurrently, the Sponsor forfeited and surrendered 120,000 Class B Ordinary Shares to the Company. The Company will reimburse its directors for reasonable out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial business combination

On March 30, 2026, each of the members of the Board entered into the Letter Agreement and Mr. Youngblood, Ms. Philips and Mr. McKee entered into the Registration Rights Agreement. Each of the Letter Agreement and Registration Rights Agreement is filed as Exhibit 10.1 and 10.3, respectively, to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

On March 30, 2026, the Company entered into indemnification agreements with each of the directors and officers of the Company that require the Company to indemnify each of them to the fullest extent permitted under applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description is qualified in its entirety by reference to the full text of the indemnification agreements, the form of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Amended and Restated Memorandum and Articles of Association (as so amended, the “Memorandum and Articles”) were approved by the Board on March 23, 2026 and the shareholder of the Company on March 30, 2026. A description of the Memorandum and Articles is contained in the Registration Statement and is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Memorandum and Articles which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 7.01 Regulation FD Disclosure.

On March 30, 2026, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached press release included as Exhibit 99.1 to this report is deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 8.01 Other Events.

Of the net proceeds of the IPO and the sale of the Private Placement Units, $200,000,000, including $11,000,000 of deferred underwriting discounts and commissions, has been deposited into a U.S. based trust account, with Continental Stock Transfer & Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to fund working capital requirements, subject to an annual limit of $500,000 of the interest earned on the funds held in the trust account, or to pay franchise and income taxes, if any, the proceeds from the IPO and the sale of the Private Placement Units held in the trust account will not be released from the trust account until the earliest to occur of (a) the completion of the Company’s initial business combination (including the release of funds to pay any amounts due to any public shareholders who properly exercise their redemption rights in connection therewith), (b) the redemption of any public shares properly submitted in connection with a shareholder vote to approve an amendment to the Memorandum and Articles (i) in a manner that would affect the substance or timing of the Company’s obligation to redeem 100% of its public shares if an initial business combination is not completed within 24 months from the closing of the IPO (or 27 months if Sponsor exercises its three-month extension option) or (ii) with respect to any other provision relating to the rights of holders of the Class A Ordinary Shares or pre-initial business combination activity or (c) the redemption of the Company’s public shares if the Company is unable to complete its business combination within 24 months from the closing of the IPO (or 27 months if Sponsor exercises its three-month extension option), subject to applicable law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibits
1.1	Underwriting Agreement, dated March 30, 2026, between the Company and Deutsche Bank Securities Inc.
3.1	Amended and Restated Memorandum and Articles of Association.
4.1	Private Warrant Agreement, dated March 30, 2026, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
4.2	Public Warrant Agreement, dated March 30, 2026, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Letter Agreement, dated March 30, 2026, among the Company, its officers and directors, the Sponsor and the Unit Holder Sponsor.
10.2	Investment Management Trust Agreement, dated March 30, 2026, between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated March 30, 2026, among the Company, the Sponsor, the Unit Holder Sponsor and certain other security holders named therein.
10.4	Administrative Support Agreement, dated March 30, 2026, between the Company and Unit Holder Sponsor.
10.5	Private Placement Units Purchase Agreement, dated March 30, 2026, among the Company, the Unit Holder Sponsor and the other purchasers named therein.
10.6	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.8 to the Company’s Registration Statement on Form S-1 (Commission File No. 333-294067), filed March 24, 2026).
99.1	Press Release, dated March 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KPET ULTRA PACELINE CORPORATION

Date: April 2, 2026	By:	/s/ Roger Edward Tamraz
	Name:	Roger Edward Tamraz
	Title:	President and Chief Financial Officer

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